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                                                                   EXHIBIT 10.19

                           STERLING RICE GROUP, INC.

                        PROFESSIONAL SERVICES AGREEMENT

This Professional Services Agreement (the "Agreement") is between Sterling Rice Group, Inc. ("STERLING RICE"), with its principal place of business at 1035 Pearl Street, Suite 401, Boulder, Colorado 80302, and Centennial Specialty
Foods Corporation             (legal name) with its principal place of business
at 400 Inverness Parkway, Suite 200, Englewood, CO 80112       ("Client").

1.        SERVICES

          STERLING RICE will provide to client the Services specified on a Statement of Work, under the terms of this Agreement.

2.        DEFINITIONS

          2.1 "Statement of Work" shall mean a proposal or other document describing the Services and shall specify the Services and applicable compensation. Each Statement of Work shall be governed by the terms of this Agreement and shall reference the Effective Date specified below. The initial Statement of Work is attached to this Agreement.

          2.2 "Services" shall mean work performed by STERLING RICE pursuant to a Statement of Work agreed to by the parties under this Agreement. The schedule for Services agreed upon by the parties will be set forth in the Statement of Work, and will be subject to both parties performing the tasks allocated to them under the Statement of Work.

3.        CHARGES, PAYMENT AND TAXES

          3.1       Fees for Services
                    Services shall be provided on the compensation basis set forth in the applicable Statement of Work, and may include time and materials payments, milestone payments, contingent compensation, or any other form of compensation agreed by the parties.


          3.2       Incidental Expenses
                    Client shall reimburse STERLING RICE for reasonable travel, communications and out-of-pocket expenses incurred in conjunction with the Services.

          3.3       Invoicing and Payment
                    STERLING RICE will invoice Client monthly, unless otherwise expressly specified in the applicable Statement of Work. Charges shall be payable upon receipt and shall be deemed overdue if they remain unpaid thereafter. Any amount payable by Client hereunder which remains unpaid after the due date shall be subject to late fees of 1.5% per month from the due date until the amount is paid. Client shall issue a purchase order, or alternative document acceptable to STERLING RICE, on or before commencement of Services under the applicable Statement of Work.

          3.4       Taxes
                    The charges do not include taxes. If STERLING RICE is required to pay any federal, state or local taxes based on the Services provided under this Agreement, the taxes shall be billed to and paid by Client; this shall not apply to taxes based on STERLING RICE's income.


(W0742100 JLC)
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4.   TERM AND TERMINATION

     4.1  TERM
          This Agreement shall commence on its Effective Date. Either party may terminate this Agreement at any time by providing the other party with written notice. Any Statement of Work outstanding at the time of termination shall continue to be governed by this Agreement as if it had not been terminated.

     4.2  TERMINATION FOR BREACH
          A party may terminate a Statement of Work if the other party is in material breach of the Statement of Work and has not cured the breach within thirty (30) days of written notice specifying the breach. Consent to extent the cure period shall not be unreasonably withheld, so long as the breaching party has commenced efforts to cure during the thirty-day notice period and pursues cure of the breach in good faith.

     4.3  EFFECT OF TERMINATION
          The parties' rights and obligations under Section 3.3, 3.4 and 4.3 and
          Article 5 and 6 shall survive termination of this Agreement and/or a Statement of Work. Termination of this Agreement and/or a Statement of Work shall not limit either party from pursuing any other remedies available to it, including injunctive relief, nor shall termination relieve Client of its obligations to pay all charges that accrued prior to such termination.


5.   WARRANTY, REMEDY AND LIMITATION OF LIABILITY

     5.1  WARRANTY
          STERLING RICE warrants that the Services will be performed consistent with generally accepted industry standards.

     5.2  LIMITATIONS ON WARRANTY
          Client must report any deficiencies in the Services to STERLING RICE in writing within sixty (60) days of completion of the Services in order to receive any warranty remedies. THE WARRANTY HEREIN IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     5.3  EXCLUSIVE REMEDY
          For any breach of the above warranty, Client's exclusive remedy, and STERLING RICE's entire liability, shall be the reperformance of the Services. If STERLING RICE is unable to reperform the Services as warranted, Client shall be entitled to recover the fees paid to STERLING RICE for the deficient Services.

     5.4  LIMITATIONS OF LIABILITY
          In no event shall either party be liable for any indirect, incidental, special, or consequential damages, or damages for loss of profits, revenue, data, or use, incurred by either party or any third party, whether in an action in contract or tort, even if the other party or any other person has been advised of the possibility of such damages. STERLING RICE's liability for damages hereunder shall in no event exceed the amount of fees paid by Client under the applicable Statement of Work.

     5.5  INSURANCE
          STERLING RICE agrees to carry business liability and advertising liability insurance in amounts equal to the standard in the industry.


                                       2

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6.   GENERAL

     6.1   SUBCONTRACTING
           STERLING RICE shall be authorized to subcontract any of the Services, but such subcontracting shall not relieve STERLING RICE of any of the responsibilities or obligations under this Agreement. Subject to the limitations set forth in Article 5 above, STERLING RICE shall be and remain solely responsible to Client for the acts, errors, omissions or neglect of any subcontractor's officers, agents, and employees, each of whom shall, for this purpose be deemed to be an agent of STERLING RICE to the extent of the subcontract.

     6.2   NONDISCLOSURE
           The parties may disclose to one another information that is confidential ("Confidential Information"). Confidential Information shall be limited to information clearly identified as confidential. Confidential Information shall not include information which: (a) is or becomes part of the public domain through no act or omission of the other party: (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party: (c) is lawfully disclosed to the other party by a third party without restriction on disclosure: (d) is independently developed by the other party: or (e) is disclosed by the operation of law. The parties agree to hold the other's Confidential Information in confidence while the Services are being performed and for a period of two years thereafter. The parties agree not to use the other's Confidential Information for any purpose other than the performance of Services under a Statement of Work.

     6.3   OWNERSHIP AND USE OF WORK PRODUCT
           Client shall own all right and title to any new works created pursuant to a Statement of Work and to all intellectual property embodied therein. STERLING RICE shall execute any documents reasonably requested by Client to evidence or effect such ownership. Client acknowledges that STERLING RICE owns a variety of intellectual property relating to its creative processes, and that all such rights are retained by STERLING RICE.

     6.4   EMPLOYEE SOLICITATION
           During the term of this Agreement and for twelve (12) months thereafter, Client agrees not to solicit for employment any employee providing Services to Client on behalf of STERLING RICE.

     6.5   RELATIONSHIP BETWEEN THE PARTIES
           STERLING RICE is an independent contractor; nothing in this Agreement shall be construed to create a partnership, joint venture, or agency relationship between the parties. Each party will be solely responsible for payment of all compensation owed to its employees, as well as employment related taxes.

     6.6   GOVERNING LAW
           This Agreement, and all matters asking out of or relating to this Agreement, shall be governed by the laws of the State of Colorado.

     6.7   JURISDICTION
           Any legal action or proceeding relating to this Agreement shall be adjudicated in the District Court for the County of Boulder, State of Colorado, or the United States District Court for the State of Colorado. STERLING RICE and Client agree to submit to the jurisdiction of, and agree that venue is proper in, the aforesaid courts in any such legal action or proceeding. The prevailing party in any legal action or proceeding shall be entitled to recover its reasonable attorney's fees and costs incurred, in addition to any other damages.



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6.8  NOTICE
     All notices, including notices of address change, required to be sent hereunder shall be in writing and shall be deemed to have been given when mailed by first-class mail to the address listed in the applicable Statement of Work (if to Client) or to the STERLING RICE address on the Statement of Work (if to STERLING RICE).

6.9  SEVERABILITY
     In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement shall remain in full force.

6.10 WAIVER
     The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Except for actions for nonpayment or breach of either party's intellectual property rights, no action, regardless of form, arising out of this Agreement may be brought by either party more than one year after the cause of action has accrued.


6.11 EXECUTION OF AGREEMENT
     This Agreement shall be binding upon all parties hereto and their respective heirs, executors, administrators, successors, and assigns.


6.12 ENTIRE AGREEMENT
     This Agreement constitutes the complete agreement between the parties and supersedes all previous and contemporaneous agreements, proposals, or representations, written or oral, concerning the subject matter of this Agreement. Neither this Agreement nor a Statement of Work may be modified or amended except in writing signed by a duly authorized representative of each party; no other act, document, usage, or custom shall be deemed to amend or modify this Agreement or a Statement of Work. It is expressly agreed that any terms and conditions of Client's purchase order shall be superseded by the terms and conditions of this Agreement and the applicable Statement of Work.


THE EFFECTIVE DATE OF THIS AGREEMENT SHALL BE AUGUST 28, 2003.

EXECUTED BY CLIENT:                     EXECUTED BY STERLING RICE GROUP, INC.:

(ILLEGIBLE)                             /s/ Buddy Ketchner
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Authorized Signature                    Authorized Signature


Bob Beckwith                            Buddy Ketchner
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Name                                    Name


Chief Marketing Officer                 Managing Partner
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Title                                   Title




STATEMENT OF WORK ATTACHED WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION ON REQUEST.